UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2007

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue Suite 3100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 659-1361

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of previous principal independent accountant.

UHY LLP (“UHY”) served as the independent auditor for Cheniere Energy, Inc. (the “Company”) for the fiscal year ending December 31, 2006. The Audit Committee of the Board of Directors of the Company (the “Committee”) has engaged Ernst & Young LLP (“E&Y”) to serve as the Company’s independent auditor for the fiscal year ending December 31, 2007 and as a result UHY was dismissed as independent auditor for the Company on March 1, 2007.

(i) None of the reports of UHY on the Company’s financial statements for either of the past two years or any subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

(ii) During the Company’s two most recent fiscal years and any subsequent interim period preceding UHY’s dismissal, there were no disagreements between the Company and UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Company has provided UHY with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that UHY deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of UHY is filed as Exhibit 16.1 to this Form 8-K Current Report.

(b)	Engagement of new principal independent accountant.

The Committee engaged E&Y to serve as the Company’s independent auditor for the fiscal year ending December 31, 2007, and all interim periods, effective on March 1, 2007.

During the Company’s two most recent fiscal years and any subsequent interim period prior to engaging E&Y, the Company has not consulted with E&Y regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did E&Y provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. Further, during the Company’s two most recent fiscal years and any subsequent interim period prior to engaging E&Y, the Company has not consulted with E&Y on any matter that was the subject of a disagreement or a reportable event.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits

Exhibit Number	Description

16.1	Letter, dated March 1, 2007, from UHY LLP to the Securities and Exchange Commission (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: March 2, 2007	By:	/s/ Don A. Turkleson
	Name:	Don A. Turkleson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter, dated March 1, 2007, from UHY LLP to the Securities and Exchange Commission (filed herewith).